UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 16, 2005
                        (Date of earliest event reported)
                          ----------------------------

                      CENTURY PACIFIC FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

         0-16075                                         86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                         936A Beachland Boulevard, Suite
                                       13
                              Vero Beach, FL 32963
              (Address of Principal Executive Offices and zip code)

                                 (772) 231-7544
               (Registrant's telephone number, including area code)

                                       n/a
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01 Other Events

      On September 16, 2005, Century Pacific Financial Corporation (the "Company"), a Delaware corporation, entered into a Letter of Intent to acquire Versatile Entertainment, Inc., a California corporation ("Versatile") and Bella Rose, LLC, a California limited liability company ("Bella Rose").

      Versatile designs, develops, markets and distributes high fashion jeans, knits and other apparel under the brand name "People's Liberation." Bella Rose designs, develops, markets and distributes high fashion jeans, knits and other apparel under the brand name "William Rast." Versatile and Bella Rose currently sell their products in the United States and Japan directly to department stores and boutiques and through distribution arrangements in Japan. Versatile was established in April 2001 and commenced operations in July 2004, and Bella Rose was formed and commenced operations in May 2005. Both companies are headquartered in Los Angeles, California, and maintain two showrooms in New York and Los Angeles.

      Under the transactions contemplated under the Letter of Intent, the Company will acquire all of the outstanding capital stock of Versatile and all of the membership interests of Bella Rose. In the exchange, the Company will issue shares of its convertible preferred stock ("Preferred Shares") to the stockholders of Versatile and the members of Bella Rose (together, the "Existing Holders"). The closing of the exchange transaction is subject to the ability of Versatile and Bella Rose to obtain additional financing from investors.

      Immediately after giving effect to the acquisition and the additional financing, the Existing Holders and the investors participating in the financing will own in the aggregate 95.3% of the Company's issued and outstanding shares of common stock on a fully diluted and as-converted basis. At the close of the transaction, it is contemplated that a new board of directors will be designated by the Existing Holders. The current stockholders of the Company are expected to own 4.7% of the issued and outstanding common stock after completion of the exchange transaction and financing on a fully diluted and as-converted basis.


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

      The completion of the acquisition is subject to certain conditions to closing, including but not limited to, the negotiation and execution of a definitive acquisition agreement, the delivery of audited financial statements of Versatile and Bella Rose prepared in accordance with generally accepted accounting principles in the United States of America, and required board, stockholder and member approvals.

      The acquisition agreement will provide that the Company take the following corporate actions ("Actions") promptly following the closing of the exchange transaction: (a) change the Company's name to a name selected by the Existing Holders; and (b) a reverse stock split of the Company's common stock, on such terms as mutually agreed to by the parties, to permit the Company to issue the additional shares of its common stock upon the conversion of the Preferred Shares and to allow the Company to have additional shares of authorized and unissued common stock for other corporate purposes. The Preferred Shares will automatically convert without further action of the holder thereof into shares of the Company's common stock upon stockholder approval of the Actions. As a condition of closing of the exchange transaction, Keating Reverse Merger Fund, LLC and the Existing Holders will enter into a voting agreement under which each of them agree to vote their shares of capital stock of the Company in favor of the Actions following the Closing.

      Subject to the satisfaction of the above conditions and other customary conditions, the acquisition is presently expected to close in the fourth quarter of 2005. However, there can be no assurances that the acquisition will be completed.

      The Company is currently a "shell company" with nominal assets and operations whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Century Pacific Financial Corporation
                                   (Registrant)


Date: September 19, 2005           By: /s/ Kevin R. Keating
                                       -----------------------------------------
                                       Kevin R. Keating, President and Secretary

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